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                                                                   EXHIBIT 10.15


                                 LOAN AGREEMENT

        This LOAN AGREEMENT (the "Loan Agreement") is made and entered into as of the 3rd day of July, 2000, by and between Delta Design, Inc., a Delaware corporation (the "Lender"), and IPX Camelback, LLC, an Arizona limited liability company (the "Borrower") with reference to the facts set forth in the Recitals below.

                                 R E C I T A L S

        A. Borrower is acquiring real property (the "Property") located at 12365 Crosthwaite Circle, Poway, California, 92064, and identified as the Anacomp Building. The Property is more particularly described in Exhibit "A" attached hereto.

        B. Lender has agreed to make advances to Borrower to pay costs of acquiring the Property.

        NOW THEREFORE, in consideration of the above recitals, the mutual covenants of the parties herein contained and other valuable consideration, the parties agree as follows:

                                A G R E E M E N T

                                    SECTION 1

                                   DEFINITIONS

        1.1 "ADVANCES" shall mean the advances made by Lender to Borrower under this Loan Agreement.

        1.2 "CLOSE OF ESCROW" shall mean the date Borrower takes legal, beneficial or equitable title to all or a portion of the Property.

        1.3 "DEFAULT" shall mean:

                (a) Any failure to pay any principal or interest under the Promissory Note when the same shall become due and payable and such failure continues for ten (10) days after notice thereof to Borrower, or the failure to pay any other sum due under the Promissory Note or this Loan Agreement as and when the same shall become due and payable and such failure continues for ten
(10) days after notice thereof to Borrower. No notice, however, shall be required after maturity of the Promissory Note;

                (b) Any failure or neglect to perform or observe any of the covenants, conditions or provisions of this Loan Agreement;

                (c) The filing by Borrower of any proceeding under the federal bankruptcy laws now or hereafter existing or any other similar federal or state statute now or hereafter in effect; the entry of an order for relief under such laws with respect to Borrower; or the appointment of a receiver, trustee, custodian or conservator of all or any part of the assets of Borrower;


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                (d) The admission in writing by Borrower that Borrower is unable to pay its debts as they mature or that it is generally not paying its debts as they mature (but this provision shall not affect Borrower's respective rights to contest any real estate taxes or related assessments);

                (e) The institution of any legal action or proceedings to enforce any lien or encumbrance upon any portion of the Property that is not dismissed within thirty (30) days after its institution; or

                (f) The encumbrance of the Property by Borrower other than those encumbrances created by Borrower for money borrowed under this Loan Agreement.

                                    SECTION 2

                            LOAN COMMITMENT; ADVANCES

        2.1 Subject to the conditions herein set forth and for the purposes set forth in the Recitals, Lender agrees to loan to or for the benefit of Borrower, and Borrower agrees to draw upon and borrow funds in the manner and upon the terms and conditions herein expressed (the "Loan"). Disbursements under the Loan are referred to herein individually as an "Advance" and collectively as the "Advances."

        2.2 The Loan shall be evidenced by a Promissory Note (the "Note") of Borrower, executed and delivered simultaneously with the execution of this Loan Agreement, in the form attached hereto as Exhibit "B", payable to Lender upon the terms and conditions contained therein. The Note shall be secured by a Deed of Trust (the "Deed of Trust"), in form and substance reasonably satisfactory to Borrower and Lender, encumbering the Property as a first priority lien. Lender may elect at its own cost and expense to obtain a title insurance policy ensuring the priority of the Deed of Trust.

        2.3 Borrower shall have no right to any Advance other than to have the same disbursed by Lender in accordance with this Loan Agreement. Any assignment or transfer, voluntary or involuntary, of this Loan Agreement or any right hereunder shall not be binding upon or in any way affect Lender without its written consent.

        2.4 Lender shall make the Advances contemplated herein and requested by Borrower in immediately available funds within three (3) business days after receipt of a written request therefor from Borrower.

                                    SECTION 3

                         REPRESENTATIONS AND WARRANTIES

             Borrower represents and warrants to Lender as follows:

        3.1 The recitals and statements of intent appearing in this Loan Agreement are true and correct.



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        3.2 Borrower is a duly organized, validly existing limited liability company and in good standing under the laws of the state of its organization and is qualified to do business and is in good standing in the State of Arizona. Borrower is not required to qualify to do business in California since Borrower will not enter into repeated and successive transactions of business in California.

        3.3 Borrower has full power and authority to own its properties and assets (as legal, beneficial or equitable owner) and to carry on its business as now being conducted.

        3.4 Borrower is fully authorized and permitted to enter into this Loan Agreement, to execute any and all documentation required herein, and to borrow the amounts contemplated herein upon the terms set forth herein.

        3.5 No actions, suits or proceedings are pending or threatened against Borrower that might materially and adversely affect the repayment of the Loan, the performance by Borrower under this Loan Agreement or the financial condition, business or operations of Borrower.

        3.6 This Loan Agreement is valid, binding and enforceable, and the execution does not conflict with laws or other agreements or contracts binding on Borrower.

                                    SECTION 4

                                     WAIVER

        4.1 Borrower waives presentment, demand, protest and notices of protest, nonpayment, partial payment and all other notices and formalities except as expressly called for in this Loan Agreement. Borrower consents to and waives notice of: (i) the granting of indulgences or extensions of time of payment,
(ii) the taking or releasing of security, and (iii) the addition or release of persons who may be or become primarily or secondarily liable for the Loan or any other indebtedness arising in connection with the Loan, or any part thereof, and all in such manner and at such time as Lender may deem advisable.

        4.2 No delay or omission by Lender in exercising any right, power or remedy hereunder, and no indulgence given to Borrower, with respect to any term, condition or provision set forth herein, shall impair any right, power or remedy of Lender under this Loan Agreement, or be construed as a waiver by Lender of, or acquiescence in, any Event of Default. Likewise, no such delay, omission or indulgence by Lender shall be construed as a variation or waiver of any of the terms, conditions or provisions of this Loan Agreement. Any actual waiver by Lender of any Event of Default shall not be a waiver of any other prior or subsequent Event of Default or of the same Event of Default after notice to Borrower demanding strict performance.

        4.3 Upon the occurrence of any Default and at any time while such Default is continuing, Lender may do one or more of the following:

                (a) Cease upon fifteen (15) days' advance written notice making Advances and declare the entire Subordinated Loan and all other indebtedness of Borrower hereunder immediately due and payable, without notice or demand;



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                (b) Proceed to protect and enforce its rights and remedies under this Loan Agreement, the Note and the Deed of Trust; and

                (c) Avail itself of any other relief to which Lender may be legally or equitably entitled.

                                    SECTION 5

                              ACTION UPON AGREEMENT

        5.1 This Loan Agreement is made for the sole protection and benefit of the parties hereto and no other person or organization shall have any right of action hereon.

        5.2 This Loan Agreement embodies the entire agreement of the parties with regard to the subject matter hereof. There are no representations, promises, warranties, understandings or agreements expressed or implied, oral or otherwise, in relation thereto, except those expressly referred to or set forth herein. Borrower acknowledges that the execution and delivery of this Loan Agreement is its free and voluntary act and deed, and that said execution and delivery have not been induced by, nor done in reliance upon, any representations, promises, warranties, understandings or agreements made by Lender, its agents, officers, employees or representatives.

        5.3 No promise, representation, warranty or agreement made subsequent to the execution and delivery of this Loan Agreement by either party hereto, and no revocation, partial or otherwise, or change, amendment or addition to, or alteration or modification of, this Loan Agreement shall be valid unless the same shall be in writing signed by all parties hereto.

        5.4 Lender and Borrower each have separate and independent rights and obligations under this Loan Agreement. Nothing contained herein shall be construed as creating, forming or constituting any partnership, joint venture, merger or consolidation of Borrower and Lender for any purpose or in any respect.

                                    SECTION 6

                                     GENERAL

        6.1 This Loan Agreement shall survive the making of the Advances and shall continue so long as any part of the Loan, or any extension or renewal thereof, remains outstanding.

        6.2 Time is expressly made of the essence of this Loan Agreement.

        6.3 Any request, notice or other communication to be given under this Loan Agreement must be in writing and delivered personally or by messenger, private mail, courier service, facsimile or sent by registered, certified mail, return-receipt requested, or postage-prepaid. All notices will be considered effective (i) upon receipt, if delivered personally or by messenger or private mail courier, (ii) on the business day of successful transmission by facsimile,
(iii) otherwise on the third business day after deposit in the U.S. mail, postage- prepaid, or (iv) the next business day after deposit with a nationally recognized overnight courier



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service. Any party may change its address or facsimile number by a communication in accordance herewith.

        6.4 This Loan Agreement shall be governed by and construed according to the laws of the State of California.

        6.5 Except as otherwise provided herein, this Loan Agreement shall be binding upon, and shall inure to the benefit of, the parties hereto and their successors and assigns.

        6.6 The headings or captions of sections in this Loan Agreement are for reference only, do not define or limit the provisions of such sections, and shall not affect the interpretation of this Loan Agreement.

        6.7 Wherever in this Loan Agreement it shall be required or permitted that notice or any other communication be given or served by either party to this Loan Agreement to or on the other, such notice or other communication shall be deemed to have given or served if in writing, and delivered personally, or deposited in the United States mail, certified with return receipt requested, postage prepaid, addressed as follows:

        Lender:                     Delta Design, Inc.
                                    Attn:  John H. Allen
                                    5755 Kearny Villa Road
                                    San Diego, CA  92123

        Borrower:                   IPX Camelback, LLC
                                    Attn: Karin A. Church
                                    2390 East Camelback Road, Suite 210
                                    Phoenix, Arizona  85016

        6.8 Notwithstanding anything to the contrary in this Loan Agreement or in the Promissory Note, this is a non-recourse obligation with respect to Pacific American Property Exchange Corporation. Lender's sole source for repayment of the obligation is the Property. Pacific American Property Exchange Corporation, its directors, officers and assigns shall not have personal liability for the repayment of any amounts evidenced by the Promissory Note or for the performance or observance of any covenant, indemnification, or condition contained in this Loan Agreement or the Promissory Note. No personal deficiency judgment shall be sought or entered against Pacific American Property Exchange Corporation by the Lender as a result of any default.

        IN WITNESS WHEREOF, the parties have executed this Loan Agreement as of the date indicated above.


                       SIGNATURES APPEAR ON FOLLOWING PAGE



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                                       BORROWER:

                                       IPX Camelback, LLC, an Arizona limited
                                       liability company

                                       By: Pacific American Property Exchange
                                           Corporation, a California corporation

                                       Its: Manager

                                       By: /s/ Karin A. Church
                                           -------------------------------------
                                           Karin A. Church

                                       Its: Assistant Vice President and
                                            Exchange Coordinator


                                       LENDER:

                                       Delta Design, Inc., a Delaware
                                       corporation

                                       By: /s/ John H. Allen
                                           -------------------------------------
                                           John H. Allen

                                       Its: Vice President, Finance and Chief
                                            Financial Officer



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                                   EXHIBIT "A"

                       LEGAL DESCRIPTION OF REAL PROPERTY

        The Real Property is located in the City of Poway, County of San Diego, State of California and is more particularly described as follows:

Parcels 101, 102 and a portion of Parcel 103 of Parcel Map No. 16320 filed in the office of the County Recorder of San Diego County on December 10, 1990.

Said portion of Parcel 103 is described as follows:

        Beginning at the Northeasterly corner of Parcel 105 of said Parcel Map 16320,
        North 39(degree) 45' 33" West 618.40 feet; thence,
        North 00(degree) 07' 57" East 584.60 feet; thence,
        South 88(degree) 28' 24" East 290.00 feet; thence,
        South 00(degree) 07' 57" West 46.94 feet; thence,
        South 82(degree) 46' 00" East 506.32 feet; thence,
        South 63(degree) 08' 00" East 170.54 feet; thence,
        North 38(degree) 08' 00" East 253.23 feet; thence,
        South 03(degree) 51' 02" West 673.92 feet; thence,
        South 87(degree) 26' 00" West 482.83 feet to the beginning of a tangent curve concave Southeasterly with a radius of 324.50 feet; thence,

        Along said curve central angle 60(degree) 48' 13" a length of 344.37 feet to the point of beginning, a radial to said curve bears North 63(degree) 22' 13" West.


        Excepting therefrom all minerals, oils, gas, petroleum, other hydrocarbon substances and all underground water in or under or which may be produced from said property which underlies a plane parallel to and 500 feet below the present surface of said property for the purpose of prospecting for, the exploration, development, production, extraction and taking of said minerals, oil, gas, petroleum, other hydrocarbon substances and water from said property but without the right to enter upon the surface or any portion thereof above said plane parallel to and 500 feet below the present surface of the said property for any purpose whatsoever.



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                                   EXHIBIT "B"

                                 PROMISSORY NOTE

                          (as amended October 27, 2000)

$21,288,468.05                 Phoenix, Arizona                   July 3, 2000

        FOR VALUE RECEIVED, the undersigned IPX CAMELBACK, LLC, AN ARIZONA LIMITED LIABILITY COMPANY (the "Maker"), promises to pay to the order of DELTA DESIGN, INC., A DELAWARE CORPORATION (the "Lender"), and each subsequent transferee and/or owner of this Note, whether taking by endorsement or otherwise (the "Holder") at 5755 Kearny Villa Road, San Diego, California, 92123, or at such other place as Holder may from time to time designate in writing to Maker, the principal sum of TWENTY ONE MILLION TWO HUNDRED EIGHTY EIGHT THOUSAND FOUR HUNDRED SIXTY EIGHT DOLLARS AND 05/100 ($21,288,468.05) or so much thereof as Holder shall have advanced to Maker, plus interest at the rate of six percent (6%) per annum, compounded annually on each annual anniversary date of this Note, on the principal balance from time to time outstanding, principal, interest and all other sums payable hereunder to be paid in lawful money of the United States of America on the Due Date (as defined herein).

        "Default" has the meaning set forth in the Loan Agreement.

        "Due Date" means the earlier of: (i) the sale or disposition by Maker of all of its interest in the Property, or (ii) July 3, 2001.

        "Property" means the property located at 12365 Crosthwaite Circle, Poway, California, 92064, and identified as the Anacomp Building and described on Exhibit "A" to the Loan Agreement.

        "Loan Agreement" means that certain Loan Agreement dated as of July 3, 2000, by and between Lender and Maker.

        Other capitalized words and phrases used herein shall have the meanings set forth in the Loan Agreement.

        Maker agrees to an effective rate of interest that is the rate stated above plus any additional rate of interest resulting from any changes in the nature of interest paid or to be paid by or on behalf of Maker, or any benefit received or to be received by Holder, in connection with this Note.

        If any payment required under this Note is not paid within fifteen (15) days after the date such payment is due, then, at the option of Holder, Maker shall pay a "late charge" equal to four percent (4%) of the amount of that payment to compensate Holder for administrative expenses and other costs of delinquent payments. This late charge may be assessed without notice, shall be immediately due and payable and shall be in addition to all other rights and remedies available to Holder.



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        All payments on this Note shall be applied first to the payment of any accrued interest and then to the reduction of the principal balance.

        This Note is issued pursuant to the Loan Agreement.

        Time is of the essence of this Note. At the option of Holder, the entire unpaid principal balance, all accrued and unpaid interest and all other amounts payable hereunder shall become immediately due and payable thirty (30) days after written notice by Holder to Maker of the occurrence of any Default, as defined in the Loan Agreement, unless Default shall have been fully cured during such thirty (30) day period.

        Maker shall have the option to prepay this Note, in full or in part, at any time without penalty.

        Failure of Holder to exercise any option hereunder shall not constitute a waiver of the right to exercise the same in the event of any subsequent default or in the event of continuance of any existing default after demand for strict performance hereof.

        Maker waives any and all formalities in connection with this Note to the maximum extent allowed by law, including (but not limited to) demand, diligence, presentment for payment, protest, notice of extension, dishonor, and nonpayment of this Note; and consents that Holder may extend the time of payment or otherwise modify the terms of payment of any part or the whole of the debt evidenced by this Note, at the request of any other person liable hereon, and such consent shall not alter nor diminish the liability of any person hereon.

        Maker agrees that to the extent Maker makes any payment to Holder in connection with the indebtedness evidenced by this Note, and all or any part of such payment is subsequently invalidated, declared to be fraudulent or preferential, set aside or required to be repaid by Holder or paid over to a trustee, receiver or any other entity, whether under any bankruptcy act or otherwise (any such payment is hereinafter referred to as a "Preferential Payment"), then the indebtedness of Maker under this Note shall continue or shall be reinstated, as the case may be, and, to the extent of such payment or repayment by Holder, the indebtedness evidenced by this Note or part thereof intended to be satisfied by such Preferential Payment shall be revived and continued in full force and effect as if said Preferential Payment had not been made.

        This Note shall be binding upon Maker and its successors and assigns and shall inure to the benefit of Holder, and any subsequent holders of this Note, and their successors and assigns.

        All notices required or permitted in connection with this Note shall be given at the place and in the manner provided in the Loan Agreement for the giving of notices.

        This Note shall be governed by and construed according to the laws of the State of California.

        Notwithstanding anything to the contrary in this Note or in the Loan Agreement, this is a non-recourse obligation with respect to Pacific American Property Exchange Corporation. Maker's sole source for repayment of the obligation is the Property. Pacific American Property Exchange Corporation, its directors, officers and assigns shall not have personal liability for the



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repayment of any amounts evidenced by this Note or for the performance or observance of any covenant, indemnification, or condition contained in the Loan Agreement or this Note. No personal deficiency judgment shall be sought or entered against Pacific American Property Exchange Corporation by the Maker as a result of any default.

        IN WITNESS WHEREOF, Maker has executed this Note as of the date first written above.


                                       IPX Camelback, LLC, an Arizona limited
                                       liability company

                                       By: Pacific American Property Exchange
                                           Corporation, a California corporation

                                       Its: Manager

                                       By: /s/ Karin A. Church
                                           -------------------------------------
                                           Karin A. Church

                                       Its: Assistant Vice President and
                                            Exchange Coordinator



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